Exhibit 10.40
                                                                   -------------

================================================================================






                              BRIDGE LOAN AGREEMENT


                                     between


                            METROMEDIA INTERNATIONAL
                            TELECOMMUNICATIONS, INC.,
                                   as Borrower


                                       and


                               METROMEDIA COMPANY,
                                    as Lender






                          Dated as of February 29, 1996








================================================================================

                                TABLE OF CONTENTS
                                -----------------


                                                                            Page
                                                                            ----

SECTION 1.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.1    Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.2    Other Definitional Provisions . . . . . . . . . . . . . . . . . .  7

SECTION 2.  AMOUNT AND TERMS OF COMMITMENT  . . . . . . . . . . . . . . . . .  8
     2.1    Commitment  . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     2.2    Note  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     2.3    Procedure for Borrowing . . . . . . . . . . . . . . . . . . . . .  9
     2.4    Optional Prepayments  . . . . . . . . . . . . . . . . . . . . . .  9
     2.5    Interest Rates and Payment Dates  . . . . . . . . . . . . . . . . 10
     2.6    Computation of Interest . . . . . . . . . . . . . . . . . . . . . 11
     2.7    Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     2.8    Payment Date  . . . . . . . . . . . . . . . . . . . . . . . . . . 11

SECTION 3.  REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . 12
     3.1    Existence; Compliance with Law  . . . . . . . . . . . . . . . . . 12
     3.2    Power; Authorization; Enforceable
            Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     3.3    No Legal Bar  . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     3.4    No Material Litigation  . . . . . . . . . . . . . . . . . . . . . 14
     3.5    No Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     3.6    Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     3.7    No Untrue Statement . . . . . . . . . . . . . . . . . . . . . . . 15
     3.8    Federal Regulations . . . . . . . . . . . . . . . . . . . . . . . 15
     3.9    Investment Company Act  . . . . . . . . . . . . . . . . . . . . . 16

SECTION 4.  CONDITIONS PRECEDENT  . . . . . . . . . . . . . . . . . . . . . . 16
     4.1    Conditions to Initial Loans . . . . . . . . . . . . . . . . . . . 16
     4.2    Conditions to Each Loan . . . . . . . . . . . . . . . . . . . . . 17

SECTION 5.  COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     5.1    Payment of Obligations  . . . . . . . . . . . . . . . . . . . . . 18
     5.2    Compliance of Laws  . . . . . . . . . . . . . . . . . . . . . . . 19
     5.3    Maintenance of Existence  . . . . . . . . . . . . . . . . . . . . 19
     5.4    Maintenance of Property; Insurance  . . . . . . . . . . . . . . . 19
     5.5    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

SECTION 6.  EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . 21

                                        i


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                                                                            Page
                                                                            ----

SECTION 7.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     7.1    Amendments and Waivers  . . . . . . . . . . . . . . . . . . . . . 25
     7.2    Costs and Expenses  . . . . . . . . . . . . . . . . . . . . . . . 25
     7.3    WAIVER OF JURY TRIAL  . . . . . . . . . . . . . . . . . . . . . . 26
     7.4    Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . 26
     7.5    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
     7.6    No Waiver; Cumulative Remedies  . . . . . . . . . . . . . . . . . 27
     7.7    Survival of Representations and
            Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     7.8    Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . 28
     7.9    Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . 28
     7.10   Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . 28
     7.11   Integration . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     7.12   GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     7.13   Interest Rate Limitation  . . . . . . . . . . . . . . . . . . . . 29

            BRIDGE LOAN AGREEMENT, dated as of February 29, 1996, between

METROMEDIA COMPANY, a Delaware general partnership (the "Lender"), and
                                                         ------

METROMEDIA INTERNATIONAL TELECOMMUNICATIONS, INC., a Delaware corporation (the

"Borrower").
 --------

            The parties hereto hereby agree as follows:


                             SECTION 1.  DEFINITIONS

            1.1  Defined Terms.  As used in this Agreement, the following terms
                 -------------

shall have the following meanings:

            "Agreement":  this Bridge Loan Agreement, as amended, supplemented
             ---------

or otherwise modified from time to time.

            "Alliance": Alliance Entertainment Corp., a Delaware corporation.
             --------

            "Alliance Merger": means the merger contemplated by the Agreement
             ---------------

and Plan of Merger dated as of December 20, 1995, by and among MIG, Alliance and

Alliance Mergerco (as such agreement may be amended).

            "Alliance Mergerco": Alliance Merger Corp., a Delaware corporation.
             -----------------

            "Available Commitment":  at any time, an amount equal to the excess,
             --------------------

if any, of (a) the amount of the

Lender's Commitment over (b) the aggregate principal amount of all Loans made by the Lender during the Commitment Period.

            "Borrowing Date":  any Business Day specified in a notice pursuant
             --------------

to subsection 2.3 as a date on which the Borrower requests the Lender to make

Loans hereunder.

            "Business Day":  a day other than a Saturday, Sunday or other day on
             ------------

which commercial banks in New York City are authorized or required by law to close.

            "Closing Date":  the date on which the conditions precedent set
             ------------

forth in subsection 4.1 shall be satisfied.

            "Code":  the Internal Revenue Code of 1986, as amended from time to
             ----

time.

            "Commitment":  the obligation of the Lender to make Loans to the
             ----------

Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed $15,000,000, as such amount is reduced by the amount of any Loans made hereunder.

            "Commitment Period":  the period from and including the date hereof
             -----------------

to but not including the Termination Date or such earlier date on which the

Commitment shall terminate as provided herein.

            "Contractual Obligation":  as to any Person, any provision of any
             ----------------------

security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

            "Default":  any of the events specified in Section 7, whether or not
             -------

any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

            "Dollars" and "$":  dollars in lawful currency of the United States
             -------       -

of America.

            "Equity Interest":  any and all shares, interests, participations or
             ---------------

other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation),

including, without limitation, all partnership interests in any Person, and any and all warrants or options to purchase any of the foregoing.

            "Event of Default":  any of the events specified in Section 6,
             ----------------

provided that any requirement for the giving of notice, the lapse of time, or
--------

both, or any other condition, has been satisfied.

            "GAAP":  generally accepted accounting principles in the United
             ----

States of America in effect from time to time.

            "Goldwyn Merger": means the merger contemplated by the Agreement and
             --------------

Plan of Merger dated January 31, 1996 by and among MIG, Goldwyn and SGC Mergerco

(as such agreement may be amended).

            "Goldwyn": The Samuel Goldwyn Company, a Delaware corporation.
             -------

            "Governmental Authority":  any nation or government, any state or
             ----------------------

other political subdivision thereof and any entity exercising executive,

legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Interest Payment Date":  (i) the date which is three months from
             ---------------------

the date of the first borrowing hereunder and (ii) the Termination Date.

            "Lien":  any mortgage, pledge, hypothecation, assignment, deposit
             ----

arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement of any kind or nature whatsoever.

            "Loan":  as defined in subsection 2.1.
             ----

            "Loan Documents":  this Agreement and the Note.
             --------------

            "Material Adverse Effect":  a material adverse effect on (a) the
             -----------------------

business, operations, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement the Note or the rights or remedies of the

Lender hereunder or thereunder.

            "Mergers": means, collectively, the Alliance Merger and the Goldwyn
             -------

Merger.

            "MIG": means Metromedia International Group, Inc., a Delaware
             ---

corporation, which owns all of the outstanding shares of stock of Metromedia

International Telecommunications, Inc.

            "Note":  as defined in subsection 2.2.
             ----

            "Person":  an individual, partnership, corporation, business trust,
             ------

joint stock company, trust, unincorporated association, joint venture,

Governmental Authority or other entity of whatever nature.

            "Prime Rate":  shall mean the rate of interest per annum publicly
             ----------

announced from time to time by Chemical Bank as its prime rate in effect at its principal office in New York City.

            "Refinancings":  means the proposed refinancing by MIG of
             ------------

substantially all of its indebtedness and the indebtedness of its subsidiaries,

Goldwyn and Alliance contemplated to occur concurrently with the consummation of the Mergers.

            "Regulation U":  Regulation U of the Board of Governors of the
             ------------

Federal Reserve System as in effect from time to time.

            "Requirement of Law":  as to any Person, the Certificate of
             ------------------

Incorporation and By-Laws or other organizational or governing documents of such

Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

            "Responsible Officer":  the chief executive officer and the
             -------------------

president or executive vice president of the Borrower or, with respect to financial matters, the chief financial officer of the Borrower.

            "SGC Mergerco": SGC Merger Corp., a Delaware corporation.
             ------------

            "Subsidiary":  as to any Person, a corporation, partnership or other
             ----------

entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both,

by such Person.  Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

            "Termination Date": the earlier to occur of (i) the consummation of
             ----------------

the Refinancings or (ii) January 15, 1997.

            1.2  Other Definitional Provisions.  (a)  The words "hereof,"
                 -----------------------------

"herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection,












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                                                                        8




Exhibit references are to this Agreement unless otherwise specified.

               (b)  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


                   SECTION 2.  AMOUNT AND TERMS OF COMMITMENT

            2.1  Commitment.  Subject to the terms and conditions hereof, the
                 ----------

Lender agrees to make loans ("Loans") to the Borrower from time to time during
                              -----

the Commitment Period during which period the Borrower may borrow, prepay and reborrow in accordance with the provisions hereof, provided, that immediately
                                                   --------

after making each Loan and after giving effect to all Loans repaid concurrently with the making of any Loans, the aggregate principal amount of the Loans outstanding at any one time would not exceed the amount of the Lender's

Commitment.

            2.2  Note.  The Loans made by the Lender shall be evidenced by a
                 ----

promissory note of the Borrower, substantially in the form of Exhibit A (the

"Note"), payable to the order of the Lender and in a principal amount equal to
 ----

the lesser of (a) the amount of the initial Commitment of the

Lender and (b) the aggregate unpaid principal amount of all Loans made by the

Lender.

            2.3  Procedure for Borrowing.  The Borrower may borrow under the
                 -----------------------

Commitment during the Commitment Period on any Business Day, provided, that the
                                                             --------

Borrower shall give the Lender irrevocable notice (which notice must be received by the Lender prior to 1:00 P.M., New York City time, one Business Day prior to the requested Borrowing Date), specifying (i) the amount to be borrowed and

(ii) the requested Borrowing Date.  Each borrowing under the Commitment shall be in an amount equal to $500,000 or a whole multiple of $50,000 in excess thereof

(or, if the then Available Commitment is less than $50,000, such lesser amount).

The Lender will make the amount of each borrowing available to the Borrower by

11:00 A.M. New York City time by wire transfer of immediately available funds to an account maintained by the Borrower and specified in writing to the Lender.

            2.4  Optional Prepayments.  The Borrower may at any time and from
                 --------------------

time to time upon three (3) days advance notice to the Lender, prepay the Loans,

in whole or in part, without premium or penalty. Such prepayment shall be applied first to interest and then to principal. Prior to the Termination Date,

the Borrower may reborrow amounts prepaid pursuant to this Section 2.4 up to the amount of the Commitment.

            2.5  Interest Rates and Payment Dates.
                 --------------------------------

               (a)  Each Loan shall bear interest at a rate per annum equal to the Prime Rate plus 2%.

               (b)  If all or a portion of (i) the principal amount of any Loan or (ii) any interest payable thereon shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is (x) in the case of overdue principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2% or (y) in the case of overdue interest,

the Prime Rate plus 2%, in each case from the date of such non-payment until such amount is paid in full.

               (c)  Interest shall be payable in arrears on each Interest

Payment Date, provided that interest accruing pursuant to paragraph (b) of this
              --------

subsection shall be payable from time to time on demand.

            2.6  Computation of Interest.  Interest shall be calculated on the
                 -----------------------

basis of a 360-day year for the actual days elapsed.  Any change in the interest rate on a Loan resulting from a change in the Prime Rate shall become effective as of the opening of business on the day on which such change becomes effective.

The Lender shall as soon as practicable notify the Borrower of the effective date and the amount of each such change in interest rate.

            2.7  Payments.  All payments (including prepayments) to be made by
                 --------

the Borrower hereunder and under the Note, whether on account of principal,

interest, or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the

Lender in immediately available funds.  If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal,

interest thereon shall be payable at the then applicable rate during such extension.

            2.8     Payment Date.  All principal and any unpaid interest
                    ------------

outstanding hereunder shall be due and payable in full on the Termination Date.

                   SECTION 3.  REPRESENTATIONS AND WARRANTIES

            To induce the Lender to enter into this Agreement and to make the

Loans, the Borrower hereby represents and warrants to the Lender that:

            3.1  Existence; Compliance with Law.  The Borrower (a) is duly
                 ------------------------------

organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged,

and (c) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

            3.2  Power; Authorization; Enforceable Obligations.  The Borrower
                 ---------------------------------------------

has the corporate power and authority, and the legal right, to make, deliver and perform each of the Loan Documents and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions each of the Loan Documents.  Except as set forth on Schedule 3.2, no consent or authorization
of, filing with, notice to or other act by or in respect of, any Governmental

Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of either of the Loan Documents.  Each Loan Document has been duly executed and delivered on behalf of the Borrower.  Each Loan Document constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

            3.3  No Legal Bar.  The execution, delivery and performance of
                 ------------

either of the Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual

Obligation of the Borrower and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such

Requirement of Law or Contractual Obligation, except to the extent such violations
could not, in the aggregate, be reasonably expected to have a Material Adverse

Effect.

            3.4  No Material Litigation.  No litigation, investigation or
                 ----------------------

proceeding of or before any arbitrator or Governmental Authority is pending or,

to the knowledge of the Borrower, threatened by or against the Borrower or against any of its properties or revenues (a) with respect to either of the Loan

Documents or any of the transactions contemplated hereby or thereby, or

(b) which could reasonably be expected to have a Material Adverse Effect.

            3.5  No Default.  The Borrower is not in default under or with
                 ----------

respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect.  No Default or Event of Default has occurred and is continuing.

            3.6  Taxes.  The Borrower has filed or caused to be filed all tax
                 -----

returns or applied for extensions which, to the knowledge of the Borrower, are required to be filed and has paid all taxes that are due and payable, and has paid any assessments made against it or any of its property and all other taxes,

fees or other charges imposed on it or any of its property by any Governmental

Authority (other than
any taxes, assessments, fees or other charges the amount of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the

Borrower).

            3.7  No Untrue Statement.  No statement contained in this
                 -------------------

Agreement, nor in any certificate or other document delivered to the Lender by the Borrower (or its representatives) in connection with this Agreement or the transactions contemplated hereby, contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

            3.8  Federal Regulations.  No part of the proceeds of any Loans will
                 -------------------

be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U of the

Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the

Regulations of such Board of Governors.

            3.9  Investment Company Act.  The Borrower is not an "investment
                 ----------------------

company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.




                        SECTION 4.  CONDITIONS PRECEDENT

            4.1  Conditions to Initial Loans.  The agreement of the Lender to
                 ---------------------------

make the initial Loan requested to be made by it is subject to the satisfaction,

immediately prior to or concurrently with the making of such Loan on the Closing

Date, of the following conditions precedent:

               (a)  Loan Documents.  The Lender shall have received (i) this
                    --------------

Agreement, executed and delivered by a duly authorized officer of the Borrower and (ii) the Note, executed and delivered by a duly authorized officer of the

Borrower.

               (b)  Corporate Proceedings of the Borrower.  The Lender shall
                    -------------------------------------

have received a copy of the resolutions, in form and substance satisfactory to the Lender, of the Borrower authorizing (i) the execution, delivery and perfor-

mance of this Agreement and the Note and (ii) the borrowings contemplated hereunder, certified by the Secretary or an Assistant Secretary of the Borrower as of the Closing Date, which certificate shall be in form and substance satisfactory to the Lender and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

               (c)  Borrower Incumbency Certificate.  The Lender shall have
                    -------------------------------

received a Certificate of the Borrower, dated the Closing Date, as to the incumbency and signature of the officers of the Borrower executing either of the

Loan Documents satisfactory in form and substance to the Lender, executed by the

President or any Vice President and the Secretary or any Assistant Secretary of

the Borrower.

            4.2  Conditions to Each Loan.  The agreement of the Lender to make
                 -----------------------

any Loan requested to be made by it on any date (including, without limitation,

its initial Loan) is subject to the satisfaction of the following conditions precedent:

               (a)  Representations and Warranties.  Each of the representations
                    ------------------------------

and warranties made by the Borrower in or pursuant to either of the Loan

Documents shall be true
and correct in all material respects on and as of such date as if made on and as of such date.

               (b)  No Default.  No Default or Event of Default shall have
                    ----------

occurred and be continuing on such date or after giving effect to the Loans requested to be made on such date.

            Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such Loan that the conditions contained in this subsection 4.2 have been satisfied.


                              SECTION 5.  COVENANTS

            The Borrower hereby agrees that, so long as the Commitment remains in effect, the Note remains outstanding and unpaid or any other amount is owing to the Lender hereunder, the Borrower shall:

            5.1  Payment of Obligations.  Pay, discharge or otherwise satisfy at
                 ----------------------

or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP
with respect thereto have been provided on the books of the Borrower or its

Subsidiaries, as the case may be.

            5.2  Compliance of Laws.  Comply with all applicable laws
                 ------------------

regulations, orders of Governmental Authorities and obtain and comply in all material respects with, and maintain any and all licenses, approvals,

notifications, registrations or permits required by applicable laws, regulations or orders, except in each such case to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect.

            5.3  Maintenance of Existence.  Preserve, renew and keep in full
                 ------------------------

force and effect its existence and take all reasonable action to maintain all its rights, privileges and franchises as necessary and desirable in the normal conduct of its business; provided, that the Borrower may merge or consolidate
                         --------

with or transfer or assign all or substantially all of its property, business or assets to another Person as long as such Person assumes all of the Borrower's obligations under this Agreement.

            5.4  Maintenance of Property; Insurance.  Keep all property
                 ----------------------------------

necessary in its business in good working order and condition; maintain with financially sound and reputable
insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability,

product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business;

and furnish to the Lender, upon written request, full information as to the insurance carried.

            5.5  Notices.  Promptly give notice to the Lender of:
                 -------

               (a)  the occurrence of any Default or Event of Default; and

               (b)  the occurrence of any event which causes any representation or warranty of the Borrower to be untrue or a breach of any covenant of the

Borrower set forth in this Agreement; and

               (c)  any material adverse change in the business, operations,

property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or any development or event which could reasonably be expected to have a Material Adverse Effect.

                          SECTION 6.  EVENTS OF DEFAULT

            If any of the following events shall occur and be continuing:

               (a)  The Borrower shall fail to pay any principal of the Note when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on the Note, or any other amount payable hereunder,

within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

               (b)  Any representation or warranty made or deemed made by the

Borrower herein or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this

Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

               (c)  The Borrower shall default in the observance or performance of any other agreement contained in this Agreement, and such default shall continue unremedied for a period of 30 days; or

               (d)  (i) The Borrower shall commence any case, proceeding or other action (A) under any existing or
future law of any jurisdiction, domestic or foreign, relating to bankruptcy,

insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up,

liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower any case,

proceeding or other action of a nature referred to in clause (i) above which

(A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of

90 days; or (iii) there shall be commenced against the Borrower any case,

proceeding or other action seeking issuance of a warrant of attachment,

execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 90 days from the entry thereof; or

(iv) the Borrower shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

               (e)  One or more judgments or decrees shall be entered against the Borrower involving in the aggregate liability (not paid or fully covered by insurance) of $10,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or.

               (f)  Any warrant of attachment, levy or execution involving an amount in excess of $10,000,000 shall be issued or levied against any of the

Borrower and such warrant of attachment, levy or execution shall not be released, vacated, stayed or bonded within 60 days of its issue or levy; or

               (g)  A material adverse change in the business, operations,

property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries
taken as a whole shall have occurred since the date of the first borrowing under this Agreement; then, and in any such event, (A) if such event is an Event of

Default specified in clause (i) or (ii) of paragraph (d) above with respect to the Borrower, automatically the Commitment shall immediately terminate and the

Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Note shall immediately become due and payable, and

(B) if such event is any other Event of Default, either or both of the following actions may be taken, in the Lender's discretion: the Lender may by notice to the Borrower declare the Commitment to be terminated forthwith, whereupon the

Commitment shall immediately terminate; and the Lender may by notice to the

Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Note to be due and payable forthwith, whereupon the same shall immediately become due and payable.  Except as expressly provided above in this section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                            SECTION 7.  MISCELLANEOUS

            7.1  Amendments and Waivers.  Neither this Agreement, the Note, nor
                 ----------------------

any terms hereof or thereof may be amended, supplemented or modified except in an instrument executed by the Lender and the Borrower in accordance with the provisions of this subsection.  The Lender may, from time to time, waive, on such terms and conditions as the Lender may specify in such instrument, any of the requirements of this Agreement or the Note or any Default or Event of

Default and its consequences.  Any such wavier and any such amendment,

supplement or modification shall be binding upon the Borrower and the Lender.

In the case of any waiver, the Borrower and the Lender shall be restored to their former position and rights hereunder and under the Note, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of

Default, or impair any right consequent thereon.

            7.2  Costs and Expenses.  Each of the Lender and the Borrower
                 ------------------

shall pay their own costs and expenses incurred in connection with the negotiation, execution and delivery of this Agreement and the Note.

            7.3  WAIVER OF JURY TRIAL.  THE BORROWER AND THE LENDER HEREBY
                 --------------------

IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR

PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTE OR FOR ANY COUNTERCLAIM

THEREIN.

            7.4  Further Assurances. From and after the date hereof, upon the
                 ------------------

reasonable request of any party to this Agreement, the other party shall execute, acknowledge and deliver, all such further agreements, instruments and assurances as may be necessary and appropriate to carry out the transactions contemplated by this Agreement and the Note.

            7.5  Notices.  All notices, requests and demands to or upon the
                 -------

respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received,

addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Note:

     The Lender:         Metromedia Company
                         Metropolitan Executive Tower
                         One Meadowlands Plaza
                         East Rutherford, New Jersey 07073
                         Attention:  General Counsel
                         Telecopy:  (201) 531-2803

     The Borrower:       Metromedia International
                          Telecommunications, Inc.
                         333 Ludlow Street
                         Stamford, CT 06902
                         Attention:  President
                         Telecopy:  (203) 316-4599

            7.6  No Waiver; Cumulative Remedies.  No failure to exercise and no
                 ------------------------------

delay in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights,

remedies, powers and privileges provided by law.

            7.7  Survival of Representations and Warranties.  All
                 ------------------------------------------

representations and warranties made hereunder, in the Note, and in any document,

certificate or statement delivered pursuant hereto or in connection herewith shall
survive the execution and delivery of this Agreement and the Note and the making of the Loans hereunder.

            7.8  Successors and Assigns.  This Agreement shall be binding upon
                 ----------------------

and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, provided, that the Borrower may not assign or transfer
                        --------

any of its rights or obligations under this Agreement without the prior written consent of the Lender; provided further, that the Lender may assign its rights
                       -------- -------

to any entity controlling, controlled by or under common control with the

Lender.

            7.9  Counterparts.  This Agreement may be executed by one or more of
                 ------------

the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            7.10  Severability.  Any provision of this Agreement which is
                  ------------

prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction,

be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction
shall not invalidate or render unenforceable such provision in any other jurisdiction.

            7.11  Integration.  This Agreement and the Note represent the
                  -----------

agreement of the Borrower and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Note.

            7.12  GOVERNING LAW.  THIS AGREEMENT AND THE NOTE AND THE RIGHTS AND
                  -------------

OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED

BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF

NEW YORK.

            7.13  Interest Rate Limitation.  Notwithstanding anything herein
                  ------------------------

or in the Note to the contrary, if at anytime the applicable interest rate,

together with all fees and charges that are treated as interest under applicable law (collectively, the "Charges"), as provided for herein,  or otherwise contracted for charged, received, taken or reserved by the Lender shall exceed the maximum lawful rate (the "Maximum Rate") that may be contracted for,

charged, taken, received or reserved by the Lender in accordance with applicable law, the rate of interest payable under the Note, together with all

Charges payable to the Lender shall be limited to the Maximum Rate.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              METROMEDIA COMPANY



                         By:/s/ Arnold L. Wadler
                            ----------------------------------------------------
                            Name: Arnold L. Wadler
                            Title: Senior Vice President


                              METROMEDIA INTERNATIONAL
                               TELECOMMUNICATIONS, INC.



                         By:/s/ Richard J. Sherwin
                            ----------------------------------------------------
                            Name: Richard J. Sherwin
                            Title: President

                                  Schedule 3.2



1. Filings under the Securities Exchange Act of 1934, as amended from time to time.

2.   Compliance with the Securities Act of 1933, as amended from time to time.

                                    EXHIBIT A
                                    ---------


                              REVOLVING CREDIT NOTE


$15,000,000                                                   New York, New York
                                                               February 29, 1996


            FOR VALUE RECEIVED, the undersigned, METROMEDIA INTERNATIONAL TELECOMMUNICATIONS INC., a Delaware corporation (together with its successors and assigns, the "Borrower"), hereby unconditionally promises to pay to the
                  --------
order of METROMEDIA COMPANY, a Delaware general partnership (the "Lender"), in
                                                                  ------
lawful money of the United States of America and in immediately available funds, on the Termination Date, or such earlier date as payments shall be due, whether by acceleration or otherwise in accordance with the Bridge Loan Agreement (as defined below), at such office as the Lender may designate in writing, from time to time, the principal amount of (a) FIFTEEN MILLION DOLLARS ($15,000,000), or, if less, (b) the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to subsection 2.1 of the Bridge Loan Agreement. The Borrower further agrees to pay interest in like money on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection 2.5 of the Bridge Loan Agreement.

            The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Loan made pursuant to the Bridge Loan Agreement and the date and amount of each payment or prepayment of principal thereof; provided, however, that the failure to so
                                 --------  -------
endorse the schedules annexed hereto shall not affect the validity of the Borrower's obligation to repay amounts due hereunder.

            This Note (a) is the Note referred to in the Bridge Loan Agreement dated as of February 29, 1996 (as amended, supplemented or otherwise modified from time to time, the "Bridge Loan Agreement"), between the Borrower and the
                        ---------------------
Lender, (b) is entitled to the benefits of and is subject to the provisions of the Bridge Loan Agreement and

(C) is subject to optional and mandatory prepayment in whole or in part as provided in the Bridge Loan Agreement.

            Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Bridge Loan Agreement.

            No delay or omission on the part of the Lender or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Lender in exercising its rights under the Bridge Loan Agreement, or course of conduct relating thereto, shall operate as a waiver of such rights or any other right of the Lender or any holder hereof, nor shall any waiver by the Lender of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

            The Borrower agrees to pay or reimburse the Lender for all of its reasonable, direct, actual out-of-pocket costs and expenses incurred in connection with the collection of the principal amount of this Note, including reasonable outside attorneys' fees, if this Note is collected by or through an attorney-at-law or under advice therefrom.

            All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

            Unless otherwise defined herein, terms defined in the Bridge Loan Agreement and used herein shall have the meanings given to them in the Bridge Loan Agreement.

            THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                               METROMEDIA INTERNATIONAL
                                                 TELECOMMUNICATIONS, INC.


                                               By:     /s/ Richard J. Sherwin
                                                  -----------------------------

                                               Name:   Richard J. Sherwin
                                                    ---------------------------

                                               Title:  President
                                                     --------------------------